EXHIBIT 24.1

POWER OF ATTORNEY

(Executive Deferred Compensation Plan)

(Nonemployee Directors’ Deferred Compensation Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP. ( the “Company”) does hereby constitute and appoint MARK DONEGAN, SHAWN R. HAGEL AND ROGER A. COOKE and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s Executive Deferred Compensation Plan and the Company’s Nonemployee Directors’ Deferred Compensation Plan (the “Plans”) and deferred compensation obligations under the Plans, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or deferred compensation obligations or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 20, 2009

/s/ MARK DONEGAN
Signature

Mark Donegan

POWER OF ATTORNEY

(Executive Deferred Compensation Plan)

(Nonemployee Directors’ Deferred Compensation Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP. ( the “Company”) does hereby constitute and appoint MARK DONEGAN, SHAWN R. HAGEL AND ROGER A. COOKE and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s Executive Deferred Compensation Plan and the Company’s Nonemployee Directors’ Deferred Compensation Plan (the “Plans”) and deferred compensation obligations under the Plans, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or deferred compensation obligations or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 20, 2009

/s/ PETER R. BRIDENBAUGH
Signature

Peter R. Bridenbaugh

POWER OF ATTORNEY

(Executive Deferred Compensation Plan)

(Nonemployee Directors’ Deferred Compensation Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP. ( the “Company”) does hereby constitute and appoint MARK DONEGAN, SHAWN R. HAGEL AND ROGER A. COOKE and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s Executive Deferred Compensation Plan and the Company’s Nonemployee Directors’ Deferred Compensation Plan (the “Plans”) and deferred compensation obligations under the Plans, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or deferred compensation obligations or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 20, 2009

/s/ DON R. GRABER
Signature

Don R. Graber

POWER OF ATTORNEY

(Executive Deferred Compensation Plan)

(Nonemployee Directors’ Deferred Compensation Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP. ( the “Company”) does hereby constitute and appoint MARK DONEGAN, SHAWN R. HAGEL AND ROGER A. COOKE and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s Executive Deferred Compensation Plan and the Company’s Nonemployee Directors’ Deferred Compensation Plan (the “Plans”) and deferred compensation obligations under the Plans, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or deferred compensation obligations or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 20, 2009

/s/ DANIEL J. MURPHY
Signature

Daniel J. Murphy

POWER OF ATTORNEY

(Executive Deferred Compensation Plan)

(Nonemployee Directors’ Deferred Compensation Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP. ( the “Company”) does hereby constitute and appoint MARK DONEGAN, SHAWN R. HAGEL AND ROGER A. COOKE and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s Executive Deferred Compensation Plan and the Company’s Nonemployee Directors’ Deferred Compensation Plan (the “Plans”) and deferred compensation obligations under the Plans, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or deferred compensation obligations or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 20, 2009

/s/ VERNON E. OECHSLE
Signature

Vernon E. Oechsle

POWER OF ATTORNEY

(Executive Deferred Compensation Plan)

(Nonemployee Directors’ Deferred Compensation Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP. ( the “Company”) does hereby constitute and appoint MARK DONEGAN, SHAWN R. HAGEL AND ROGER A. COOKE and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s Executive Deferred Compensation Plan and the Company’s Nonemployee Directors’ Deferred Compensation Plan (the “Plans”) and deferred compensation obligations under the Plans, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or deferred compensation obligations or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 20, 2009

/s/ ULRICH (RICK) SCHMIDT
Signature

Ulrich (Rick) Schmidt

POWER OF ATTORNEY

(Executive Deferred Compensation Plan)

(Nonemployee Directors’ Deferred Compensation Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP. ( the “Company”) does hereby constitute and appoint MARK DONEGAN, SHAWN R. HAGEL AND ROGER A. COOKE and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s Executive Deferred Compensation Plan and the Company’s Nonemployee Directors’ Deferred Compensation Plan (the “Plans”) and deferred compensation obligations under the Plans, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or deferred compensation obligations or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 20, 2009

/s/ STEVEN G. ROTHMEIER
Signature

Steven G. Rothmeier

POWER OF ATTORNEY

(Executive Deferred Compensation Plan)

(Nonemployee Directors’ Deferred Compensation Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP. ( the “Company”) does hereby constitute and appoint MARK DONEGAN, SHAWN R. HAGEL AND ROGER A. COOKE and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s Executive Deferred Compensation Plan and the Company’s Nonemployee Directors’ Deferred Compensation Plan (the “Plans”) and deferred compensation obligations under the Plans, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or deferred compensation obligations or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 20, 2009

/s/ LESTER L. LYLES
Signature

Lester L. Lyles